Exhibit 10.1

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of March 17, 2008, among Kadant Johnson Europe B.V. (the “Foreign Subsidiary”), KADANT INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of February 13, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined) by and among the Borrower, the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties to this Joinder Agreement wish to add the Foreign Subsidiary as the Foreign Subsidiary Borrower to the Credit Agreement in the manner hereinafter set forth; and

WHEREAS, this Joinder Agreement is entered into pursuant to subsection 5.3(b) of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1.  The Foreign Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a)  join the Credit Agreement as the Foreign Subsidiary Borrower, as indicated with its signature below;

(b)  be bound by all covenants, agreements and acknowledgments attributable to the Foreign Subsidiary Borrower in the Credit Agreement; and

(c)  perform all obligations and duties required of it by the Credit Agreement.

2.   The Foreign Subsidiary hereby represents and warrants that the representations and warranties with respect to it contained in Sections 4 and 5.4 of the Credit Agreement or which are contained in any certificate furnished by or on behalf of it are true and correct on the date hereof.

3.  The address and jurisdiction of organization of the Foreign Subsidiary is set forth below:
Address:                      Nijverheidslaan 23
1383 LG Weesp
The Netherlands
Attn:                                Managing Director
Telecopy:                      31 294 431359
Telephone:                                31 294 431359

Jurisdiction
of organization: The Netherlands

4.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of the date set forth below.

Dated:  March 17, 2008

KADANT JOHNSON EUROPE BV,
as the Foreign Subsidiary Borrower

By:__/s/ F. H. Westerhout____
   Name:                      F.H. Westerhout
   Title:                                Managing Director

KADANT INC.

By:__/s/ Daniel J. Walsh____
   Name:                      Daniel J. Walsh
   Title:                                Treasurer

ACKNOWLEDGED AND AGREED TO:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:___/s/ Peter M. Killea_
   Name:  Peter M. Killea
   Title:    Vice President